Exhibit 99.1

Nutanix Announces Intent to Acquire Frame

Strategic Acquisition Will Bolster Xi Cloud, Enabling First Multi-Cloud Desktops-as-a-Service

SAN JOSE, Calif.--(BUSINESS WIRE)--August 2, 2018--Nutanix, Inc. (NASDAQ: NTNX), a leader in enterprise cloud computing, today announced that it has entered into a definitive agreement to acquire Mainframe2, Inc. (“Frame”), a leader in cloud-based Windows desktop and application delivery. With Frame, Nutanix customers will be able to deliver desktops-as-a-service (DaaS) from multiple clouds, combining the consumer-grade simplicity and web-scale design of cloud applications with the functionality of traditional virtual desktop applications. The closing of the acquisition is subject to customary closing conditions.

According to Gartner, “by 2019, 50% of new VDI users will be deployed on DaaS platforms.” The report goes on to state that, “interest in DaaS has resurfaced as a hot topic with midsize organizations that have progressed and matured their cloud strategies.” (Gartner, Inc., When Midsize Organizations Should Select Desktop as a Service, Nathan Hill, Refreshed: July 19, 2018 | Published: 31 January 2017) Taking advantage of Frame’s cloud-native architecture, Nutanix will extend the service to Xi Cloud and Google Cloud Platform, while continuing support for popular third-party clouds like AWS and Azure. This will provide customers with a genuine multi-cloud deployment model, consistent with Nutanix’s philosophy of customer choice.

Based on recent research from IDC, the DaaS software market is forecast to grow to $2.99 billion in 2021 at a compound annual growth rate of 32.1% (IDC Worldwide Desktop-as-a-Service Software Forecast, 2017-2021, Robert Young, June 2017, IDC). The rapid adoption of cloud-native applications is fundamentally altering how applications and services are delivered to users. Modern ‘born in the cloud’ applications are inherently elastic, delivering on-demand scalability – and are built to support multiple organizations from a single cloud. Frame embodies these same principles for delivering DaaS. Its web-scale architecture incorporates auto-scale functionality providing impressive performance at any scale, while natively supporting multiple tenants with complete isolation of users, desktops and data.

Frame is built from the ground-up to support multi-cloud delivery models, allowing IT teams to deliver virtual desktops from public clouds and their own enterprise datacenter – with common tooling and management constructs. Leveraging a multi-cloud architecture for DaaS provides easier migration of applications across environments, more seamless disaster recovery and a single IT environment for delivering both traditional and cloud-native applications.

Cloud-based delivery has also elevated end user expectations. With Frame, users get a high-performance desktop experience in just minutes, without having to install proprietary client software. Applications can be instantly accessed from an online ‘app marketplace’ from anywhere to maximize customer delight and productivity.

With Frame, Nutanix will address customer requirements for DaaS in the mid-market, while continuing its long-standing support for large-scale VDI projects delivered via enterprise datacenters. This includes continued support for VMware Horizon View, as well as remaining Citrix Ready certified for Citrix XenDesktop and XenApp. Frame simply provides Nutanix customers another deployment option for delivering virtual desktops.

“Companies desperately need a cloud-native desktop solution for their multi-cloud environments which combines the performance of on-prem offerings with the flexibility and cost optimization of the cloud. That’s why we built Frame,” said Nikola Bozinovic, Founder and CEO at Frame. “Nutanix shares our vision of simplifying critical IT functions so companies can save money, save time and still achieve exceptional performance no matter their underlying infrastructure, and we’re so proud to be joining the family.”

Frame is the only global, infrastructure-independent platform built to deliver Windows applications from the cloud. Companies from across industries rely on Frame to run even the most graphically-intense 3D tools for visualization, science and engineering, and cutting-edge design. Through Frame Platform Government Edition and Frame on Microsoft Azure Government, government agencies can take advantage of a secure, next-generation end-user computing platform which is designed to meet government requirements, including FedRAMP and NIST 800-171.

“Frame’s cloud-native technology represents everything we believe to be true in the market - customers want easy-to-use, high performance and cost optimized solutions that just work across the entirety of their infrastructure,” said Sunil Potti, Chief Product and Development Officer at Nutanix. “We are committed to providing our customers with a robust multi-cloud DaaS offering through Frame while working with our partners to enable best-in-class enterprise VDI. We are delighted to add the Frame technology, and the innovative thinkers behind it, to our family.”

Availability

Frame will be available following the closing of the acquisition on third-party clouds from AWS and Azure. Availability on Nutanix Xi Cloud and Google Cloud Platform will be announced at a later date.

For more information on Frame and Nutanix, watch our video or read more on our blog.

Forward-Looking Statements

This press release contains express and implied forward-looking statements, including but not limited to statements relating to the trend for companies to leverage desktops-as-a-service platforms, the growth of the desktops-as-a-service market, the closing of the Frame acquisition, the impact of the Frame acquisition to our business, our plans to introduce product features in future releases, including Nutanix Xi Cloud and the integration of Frame into Nutanix Xi Cloud and our other offerings, our plans to make Frame available on Google Cloud Platform, and our ability to successfully integrate Frame and its employees and intellectual property. These forward-looking statements are not historical facts and instead are based on our current expectations, estimates, opinions, and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of such forward-looking statements depends upon future events and involves risks, uncertainties, and other factors beyond our control that may cause these statements to be inaccurate and cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by such statements, including, among others: failure to close, or unexpected difficulties or delays in closing, the Frame acquisition; failure to develop, or unexpected difficulties or delays in developing, new product features or technology on a timely or cost-effective basis; delays in or lack of customer or market acceptance of desktops-as-a-service platforms or our new product features or technology; our ability to successfully integrate Frame’s employees and intellectual property; the possibility that we may not receive anticipated results from the Frame acquisition; the introduction, or acceleration of adoption of, competing solutions, including public cloud infrastructure; and other risks detailed in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2018, filed with the SEC on June 12, 2018. Our SEC filings are available on the Investor Relations section of the company’s website at ir.nutanix.com and on the SEC's website at www.sec.gov. These forward-looking statements speak only as of the date of this press release and, except as required by law, we assume no obligation to update forward-looking statements to reflect actual results or subsequent events or circumstances.

About Nutanix

Nutanix is a global leader in cloud software and hyperconverged infrastructure solutions, making infrastructure invisible so that IT can focus on the applications and services that power their business. Companies around the world use Nutanix Enterprise Cloud OS software to bring one-click application management and mobility across public, private and distributed edge clouds so they can run any application at any scale with a dramatically lower total cost of ownership. The result is organizations that can rapidly deliver a high-performance IT environment on demand, giving application owners a true cloud-like experience. Learn more at www.nutanix.com or follow us on Twitter @nutanix.

© 2018 Nutanix, Inc. All rights reserved. Nutanix, the Nutanix logo and all Nutanix product and service names mentioned herein are registered trademarks or trademarks of Nutanix, Inc. in the United States and other countries. All other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

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